October 18, 2010

The Dreyfus/Laurel Funds, Inc.

-Dreyfus Strategic Income Fund

Supplement to Prospectus

dated March 1, 2010

            The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary-Portfolio Management” and “Fund Details-Management”:

            David Leduc, CFA, and David Horsfall, CFA, serve as the fund’s co-primary portfolio managers, positions they have held since October 2010.  Mr. Leduc is Chief Investment Officer at Standish Mellon Asset Management Company LLC (“Standish”), an affiliate of Dreyfus, where he is responsible for overseeing the management of all single and multi-sector taxable bond portfolios and strategies.  Prior to becoming Chief Investment Officer at Standish in October 2010, Mr. Leduc was Managing Director of Global Fixed Income and Senior Portfolio Manager responsible for overseeing the management of all non-U.S. and global bond strategies.  He has been employed by Standish since 1995.  Mr. Horsfall is Deputy Chief Investment Officer and Senior Portfolio Manager at Standish.  Together with Mr. Leduc as the Chief Investment Officer, Mr. Horsfall is responsible for overseeing the management of all single and multi-sector active fixed income portfolios and strategies at Standish.  Mr. Horsfall also serves as the head of Standish’s Counterparty Risk Committee and is a senior member of the firm’s Fiduciary Committee.  Prior to being promoted to Deputy Chief Investment Officer in September 2008, Mr. Horsfall was Head of Active Fixed Income Trading at Standish.  He has been employed by Standish since 1989.  Mr. Leduc and Mr. Horsfall also have been employed by Dreyfus since December 2005 and October 2010, respectively.

                                                                           October 18, 2010

The Dreyfus/Laurel Funds, Inc.

-Dreyfus Strategic Income Fund

Supplement to Statement of Additional Information (the “SAI”)

dated March 1, 2010

            The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements”:

            Portfolio Managers.  The Fund’s portfolio managers are David Leduc, CFA, David Horsfall, CFA, David Bowser, CFA, and Peter Vaream, CFA.  Messrs. Leduc, Horsfall, Bowser and Vaream are dual employees of Dreyfus and Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus, and manage the Fund as employees of Dreyfus.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of September 30, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
David Leduc	3	$1 Billion	3	$2.3 Billion	15*	$3.5 Billion
David Horsfall	0	0	12	$1.13 Billion	148	$13.8 Billion

___________

* One of the other accounts managed by Mr. Leduc ($196 million in aggregate assets) is subject to a performance-based advisory fee.

As of September 30, 2010, Messrs. Leduc and Horsfall did not beneficially own any shares of the Fund.